UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

APOGENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

(603) 433-6131

Registrant’s telephone number, including area code

Item 5. Other Items

On June 15, 2004, Apogent Technologies Inc. (“Apogent”) and Fisher Scientific International Inc. issued a joint press release announcing that they have provided conversion rights notices to the holders of Apogent’s Floating Rate Senior Convertible Contingent Debt Securities due 2033 and Apogent’s 2.25 percent Senior Convertible Contingent Debt Securities due 2021. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated June 15, 2004, announcing that Apogent and Fisher Scientific have provided conversion rights notices to the holders of Apogent’s Floating Rate Senior Convertible Contingent Debt Securities due 2033 and Apogent’s 2.25 percent Senior Convertible Contingent Debt Securities due 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC.
(Registrant)

Date: June 16, 2004	By:	/s/ Michael K. Bresson
Michael K. Bresson
Executive Vice President – Administration General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 15, 2004, announcing that Apogent and Fisher Scientific have provided conversion rights notices to the holders of Apogent’s Floating Rate Senior Convertible Contingent Debt Securities due 2033 and Apogent’s 2.25 percent Senior Convertible Contingent Debt Securities due 2021.